DELAWARE GROUP® CASH RESERVE

Delaware Cash Reserve® Fund (the "Fund")

Supplement to the Fund's Class A and Consultant Class Prospectus
dated July 29, 2009

Effective December 14, 2009, Delaware Management Company, the Fund's investment manager, has voluntarily agreed to waive and/or reimburse an additional 0.05% to prevent the Fund's "Total annual operating expenses" from exceeding 0.59% for Class A and Consultant Class shares. These waivers are in addition to the existing voluntary distribution fee waiver for Consultant Class shares. These voluntary expense limitations are subject to the exclusions described below and may be discontinued at any time.

The following replaces the information in the section entitled "Fees and expenses" on pages 4-5.

What are the Fund's fees and expenses?

You do not pay sales charges when you buy or sell Class A or Consultant Class shares.
CLASS	A	Consultant
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none
Redemption fees	none	none
Exchange fees[1]	none	none

Annual fund operating expenses are deducted from the Fund's assets.2
CLASS	A	Consultant
Management fees[3]	0.45%	0.45%
Distribution and service (12b-1) fees	none	0.30%[4]
Other expenses	0.24%	0.24%
Total annual fund operating expenses	0.69%	0.99%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that total annual operating expenses remain unchanged in each of the periods shown. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Class	A	Consultant
1 year	$70	$101
3 years	$221	$315
5 years	$384	$547
10 years	$859	$1,213

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

2 In periods of market volatility, during which asset levels may fluctuate substantially, the Fund's annual fund operating expenses may vary from the numbers shown in the table above.

3 The Manager has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.59% of the Fund's average daily net assets from December 14, 2009 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waivers and the Distributor's voluntary waivers (see footnote 4), the Fund's net expenses for its Class A and Consultant Class shares are 0.59% and 0.59%, respectively. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

4 The Fund's distributor, Delaware Distributors, L.P. (Distributor), has voluntarily agreed to waive all of the Consultant Class shares' 12b-1 fees from August 1, 2009 until such time as the waiver is discontinued. This waiver may be discontinued at any time because it is voluntary.

Please keep this Supplement for future reference.

This Supplement is dated December 14, 2009.